UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2006

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill PA, 17011	17011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 8, 2006, Harsco Corporation issued a press release containing its unaudited Consolidated Balance Sheets as of December 31, 2005 and 2004 and its unaudited Consolidated Statements of Cash Flows for the three and twelve months ended December 31, 2005 and 2004. The press release also included the unaudited Consolidated Income Statements and Review of Operations by Segment that were previously issued on January 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

This information is being furnished in this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 8, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation (Registrant)
February 8, 2006 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari President, Chief Financial Officer and Treasurer

Exhibit Index
99.1	Press release dated February 8, 2006